EXHIBIT 99.2

SECOND AMENDMENT TO LEASE

BY AND BETWEEN:

BRIDGEVIEW PLAZA ASSOCIATES,
a New Jersey limited partnership,

“Landlord”

-and-

ARKADOS, INC.,
a Delaware corporation,

“Tenant”

DATED:

LAW OFFICES

EPSTEIN, BROWN & GIOIA, LLC
245 Green Village Road
P.O. Box 901
Chatham Township, NJ 07928-0901
(973) 593-4900
Fax (973) 593-4966

September 9, 2009

SECOND AMENDMENT TO LEASE dated this 14th day of September, 2009, by and between BRIDGEVIEW PLAZA ASSOCIATES, a New Jersey limited partnership, having an office at Schoolhouse Plaza, 374 Millburn Avenue, 4th Floor, Millburn, New Jersey 07041, hereinafter called the “Landlord”; and ARKADOS, INC., a Delaware corporation, having an address at 220 Old New Brunswick Road, Piscataway, New Jersey 08854, hereinafter called the “Tenant”.

W I T N E S S E T H :-

WHEREAS, the Landlord owns certain lands and premises in the Township of Piscataway, County of Middlesex and State of New Jersey, which lands and premises are commonly known as 220 Old New Brunswick Road, upon which there has been erected a building containing approximately 36,170 square feet, hereinafter called the “Building”; and

WHEREAS, the Landlord and Tenant have previously entered into a lease agreement dated May 2, 2006, as amended by First Amendment to Lease dated June 30, 2009, hereinafter collectively called the “Lease”, in connection with the leasing of approximately 6,600 square feet in the Building, hereinafter called the “Leased Premises”; and

WHEREAS, Landlord has served a warrant of removal on Tenant, in accordance with the provisions of the aforementioned First Amendment to Lease; and

WHEREAS, Landlord has agreed to redeliver possession of the Leased Premises to Tenant, in accordance with the terms and conditions of this Second Amendment to Lease.

NOW, THEREFORE, in consideration of the sum of one ($1.00) DOLLAR and other good and valuable consideration, the parties hereto covenant and agree as follows:

1.  Upon the Tenant delivering to Landlord the sum of FORTY THOUSAND AND 00/100 ($40,000.00) DOLLARS, to be applied to Tenant’s past due Base Rent and additional rent (the “Arrearages”), as shown on the aging report which is annexed hereto as Schedule “A”, Landlord hereby agrees that it shall promptly redeliver possession of the Leased Premises to Tenant.

2.  Tenant hereby agrees that it shall pay to Landlord the balance of the Arrearages, all Base Rent and additional rent applicable to the month of September, 2009, and the security deposit set forth in Paragraph 7 of the aforementioned First Amendment to Lease, on or before September 30, 2009.If all of such monies are not paid to Landlord by said date, Landlord shall have the immediate right to file a complaint in the Superior Court of New Jersey for the dispossession of Tenant for non-payment of rent, without Landlord having any obligation to provide any further notice to Tenant. Landlord agrees, however, that it will not serve a warrant of removal on Tenant until after October 31, 2009, in the event that Landlord has received a judgment for possession prior to said date.

3. Landlord and Tenant hereby ratify and confirm the terms and conditions of the Lease, as amended hereby.

4. This agreement shall be binding upon the parties hereto, their heirs, successors and assigns.

IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed by their proper corporate officers and caused their proper corporate seals to be hereto affixed the day and year first above written.

WITNESS: /s/ Brian D. Fitzimmon ATTEST: /s/ Brian D. Fitzimmon	BRIDGEVIEW PLAZA ASSOCIATES By: Douglas Friedrich, GP ARKADOS, INC. /s/ Larry Crawford, CFO, Secretary

STATE OF NEW JERSEY )
            )  SS.:
COUNTY OF ESSEX          )

BE IT REMEMBERED, that on this 9 day of September, 2009, before me, the subscriber, [illegible] personally appeared who, I am satisfied, is a General Partner on behalf of BRIDGEVIEW PLAZA ASSOCIATES, a New Jersey limited partnership, the Partnership mentioned in the within Instrument, and thereupon he acknowledged that he signed, sealed and delivered the same as the act and deed of the partnership,for the uses and purposes therein expressed.

Sworn and subscribed 9 day of September, 2009	THOMAS MICHAEL KURIC NOTARY PUBLIC OF NEW JERSEY ID # 2383281 Commission Expires 3/9/2014 /s/ Thomas Kuric

STATE OF NEW JERSEY )
            )  SS.:
COUNTY OF ESSEX          )

BE IT REMEMBERED, that on this 9 day of September 2009, before me, the subscriber, Mary Crawford personally appeared Larry Crawford, who, I am satisfied, is the person who signed the within Instrument as CFO, Secretary of ARKADOS, INC., a Delaware corporation, the Corporation named therein, and he thereupon acknowledged that the said instrument made by the corporation and sealed with its corporate seal, was signed and sealed with the corporate seal and delivered by him as such officer, and is the voluntary act and deed of the corporation, made by virtue of authority from its Board of Directors.

Sworn and subscribed 9 day of September, 2009	/s/ Thomas M. Kuric THOMAS MICHAEL KURIC NOTARY PUBLIC OF NEW JERSEY ID # 2383281 Commission Expires 3/9/2014

Schedule A
COMMERCE MANAGEMENT CORP.

Aging Report (Detailed)

as of 09/03/2009
Property :        Bridgeview Plaza
61                     Piscataway, N.J. 08854

Unit Type	Unit Reference Occupant Deposits Number Name Held		Balance Due	AGED 1- 30 DAYS	AGED 31- 60 DAYS	AGED 61-90 DAYS	AGED OVER 90 DAYS
CUBA	4	Arkados, Inc. 0.00	52,375.51	12,506.61	9,914.13	10,501.25	19,453.52
	Phone:	(732) 465-9300
CHARGE CODE		CHARGE DESCRIPTION	CHARGE DATE
RTE		REALTY TAX 6/01/07-5/31/08	05/15/2009				668.45
ELE		ELECTRIC	06/01/2009				875.00
ESC		ESCALATION	06/01/2009				400.00
RNT		Monthly Rent	06/01/2009				8,387.50
ESC		ESCALATION 6/1/08-5/31/09	06/02/2009				9,122.57
LAT		LATE RENT FEE - JUNE	06/10/2009			838.75
ELE		ELECTRIC	07/01/2009			875.00
ESC		ESCALATION	07/01/2009			400.00
RNT		Monthly Rent	07/01/2009			8,387.50
ELE		ELECTRIC	08/01/2009		875.00
ESC		ESCALATION	08/01/2009		400.00
RNT		Monthly Rent	08/01/2009		8,639.13
LAT		AUGUST LATE RENT FEE	08/11/2009	863.91
INT		INTEREST ON PAST DUE ITEMS	08/21/2009	1,728.57
ELE		ELECTRIC	09/01/2009	875.00
ESC		ESCALATION	09/01/2009	400.00
RNT		Monthly Rent	09/01/2009	8,639.13